UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           ---------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  July 27, 2004
                Date of Report (Date of earliest event reported)


                              Millennium Cell Inc.
             (Exact name of Registrant as specified in its charter)


          Delaware                    000-31083               22-3726792
(State or other jurisdiction   (Commission File Number)      (IRS Employer
      of incorporation)                                 Identification Number)


                              1 Industrial Way West
                           Eatontown, New Jersey 07724
                    (Address of principal executive offices)



                                 (732) 542-4000
              (Registrant's telephone number, including area code)



          (Former name or former address, if changed since last report)

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     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         (c) Exhibits:

                  Exhibit 99.1 Press release, dated July 27, 2004, issued by Millennium Cell Inc.

     Item 12. Results of Operations and Financial Condition

On July 27, 2004, Millennium Cell Inc. (the "Registrant"), issued a press release announcing its financial results for the fiscal quarter ended June 30, 2004, and providing selected updates on the Registrant's progress. A copy of the press release is furnished as Exhibit 99.1 to this report.

The information in this report and the exhibit attached hereto shall not be deemed to be filed with the Securities and Exchange Commission for purposes of
Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), as amended, or otherwise subject to the liabilities of that Section, and shall not be deemed incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filings




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                Millennium Cell Inc.


                                By: /s/ H. DAVID RAMM
                                    -------------------------------
                                    Name:  H. David Ramm
                                    Title: President & CEO

Date: July 28, 2004




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